SUPPLEMENT DATED MAY 13, 2022
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2022
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck High Yield Muni ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

The third sentence of the last paragraph of the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The High Yield Index is an interim index that gradually increases exposure to securities based on their weightings in the ICE Broad High Yield Crossover Municipal Index (the "Final High Yield Index") while proportionally reducing exposure to certain component securities of the Prior High Yield Index.

Please retain this supplement for future reference.